SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

SAPIENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-28074	04-3130648
(Commission File Number)	(I.R.S. Employer Identification No.)

131 Dartmouth Street Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 621-0200
(Registrant’s Telephone Number, Including Area Code)

25 First Street, Cambridge, MA 02141
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On August 6, 2009, Sapient Corporation issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

99.1      Press Release, dated August 6, 2009, issued by Sapient Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 6, 2009	SAPIENT CORPORATION
(Registrant)

		By:	/s/ Joseph S. Tibbetts, Jr.
Joseph S. Tibbetts, Jr.
Chief Financial Officer